IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                          MONTHLY OPERATING REPORT
        Calendar Month January 1 to January 31, 2002 (ACI, AI, BA, CSS)

                       FINANCIAL BACKGROUND INFORMATION

1.     ACCOUNTING BASIS:   Cash [  ]         Accrual [X]

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

       Gregory Boryan, Controller
       Ardent, Inc.
       6861 Elm Street, 1st Floor
       McLean, VA  22101
       703-276-4493

3.     NUMBER OF EMPLOYEES paid during this period:  66

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period?

       Yes [ ] No  [x].  If yes, explain below.

5.     Are all BUSINESS LICENSES current? Yes [x]  No [ ]  Not Applicable [ ]

6.     PRE-PETITION ACCOUNTS RECEIVABLE:

       Beginning Balance     $  0
       Collected this Period    0             NOTE: Ending balance is net of
       Non-cash Adjustments     0                   allowance for uncollected
       Ending Balance        $  0                   accounts.

7.     POST-PETITION ACCOUNTS RECEIVABLE:

       0-30 Days: $1,065,056  31-60 Days:  $574,500   Over 60 Days: $0

       If there are any post-petition Accounts Receivable over 60 days, pro vide schedule AR giving a listing of such accounts and explain the delinquencies.

8.     POST-PETITION ACCOUNTS PAYABLE:

       0-30 Days: $1,27,895   31-60 Days:  $27,809   Over 60 Days: $120,288

       If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes [x] No [ ]. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period.

       All taxes are reported and remitted to the appropriate taxing
       -------------------------------------------------------------
       authorities by our outside payroll service, Ceredian Pay America.
       ----------------------------------------------------------------

       Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

       Ceredian payroll tax reports attached.
       -------------------------------------

10.    ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits
       and payment of payroll and sales taxes?  Yes [  ]   No [ ].  If no,
       explain:  N/A

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes [X] No [ ] Explain:

12.    INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

       Auto & Truck  N/A              Liability 5/1/02
       Fire          5/1/02           Workers Comp. 5/1/02

13.    ACTIONS OF DEBTOR.  During the last month, did the debtor:

       (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
       Yes [ ]No [X] Explain:

       (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the
       going-concern value of the assets of the debtor?  Yes [X]   No [ ]
       Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with con trol over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

       Yes [x] No [ ] Explain:  See attached schedule

15.     PAYMENTS TO SECURED CREDITORS during reporting period:
        (Attach additional sheets, if necessary.)

Creditor       Freq. of Payments   Amount of    Next    Post Petition Payments
                 Per Contract        each     Payment         Not Made
                  (mo, qtr)         Payment     Due        Mo.       Amt.
------------------------------------------------------------------------------
None

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
     (Attach additional sheets, if necessary.)


      Professional  Service                           Amount
      ----------------------------------------------------------------
       None

17.   QUARTERLY U.S. TRUSTEE FEES paid during reporting period:   $ 10,750


18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

      Dated: March 26, 2002                         DEBTORS-IN-POSSESSION
                                                    Ardent Communications,
                                                    Inc. and subsidiaries

 Name/Title: Evans Anderson, President          By: /s/ Evans K. Anderson
                                                    -------------------------
 Address: 6861 Elm Street
          McLean, VA 22101                      Phone:   703-276-4200

Detail to Question 8 (Schedule AP)
----------------------------------
Post-Petition Accounts Payable over 30 Days (at 1/31/02)

                          31-60     Over 60

Hughes Network Services             77,781    Contract rejected, service
                                              quality disputes
Fibernet Telecom         19,837     20,729    past due balance has been paid
Daleen                               9,817    past due balance has been paid
Robert Cauthorn                      5,200    past due balance has been paid
Network Associates                   3,983    past due balance has been paid
Verizon Wireless          2,102               past due balance has been paid
Sprint                    1,470
Cingular Interactive                 1,464    past due balance has been paid
Ceredian Payamerica       1,423               past due balance has been paid
SNET                      1,400
Various, under $1,000     1,577      1,334

TOTAL                    27,809    120,288


Detail to Question 14
---------------------
- Ardent, Inc. sold various computer hardware (PC's, monitors, printers, etc.) and office furniture at market prices, as follows:

     Reynolds Equipment                                1,760
     Quantum Technology                                  250
     STG, Inc.                                        41,040
     Stephen Roberts                                     300
     Sandra Williams                                      50
     Jose Bumbrag                                      1,000
     Rebecca Matthews                                    100

     TOTAL FOR JANUARY 2002                           44,500

- Ardent, Inc. sold the internet domain name of dc.net to Allen Deckert for $20,000

All sales were made in the ordinary course of business on an arms-length basis and were at prices approximating market value.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                         Monthly Operating Report
                             Income Statement
                       (Business Debtor, Accrual Basis)
        Current Month January 1 to January 31, 2002 (ACI, AI, BA, CSS) Year to Date January 1, 2002 to January 31, 2002 (ACI, AI, BA, CSS)
               (all figures refer to post-petition transactions)


                                                Current Month   Year to Date
                                                -------------   ------------

(A) Total Sales/Income            (A)             1,065,056       1,065,056

(B) Total Cost of Sales           (B)               633,866         633,866
                                                -------------   -------------
(C) Gross Profit                  (C=A-B)           431,170         431,170
                                                -------------   -------------
Operating Expenses

Officer Salaries (Gross)                            142,789         142,789
Other Employee Salaries (Gross)                     303,826         303,826
Taxes (Payroll: Employer's Share)                    20,943          20,943
Employee Benefits (Insurance, Pension                71,765          71,765
    Plan, etc. Employer's Share)

Advertising                                             346             346
Bad Debts                                                 -               -
Depreciation and Amortization                       269,491         269,491
Insurance (Other)                                   143,033         143,033
Outside Services & Contractors                          670             670
Professional Fees (Attorney, Accountant)            250,243         250,243
Rent and leases                                      57,138          57,138
Repairs & Maintenace                                141,326         141,326
Supplies                                              8,343           8,343
Taxes and Other                                       1,525           1,525
Telephone                                             7,712           7,712
Travel                                                7,164           7,164
Utilities                                             6,187           6,187
U.S. Trustee Quarterly Fee                            3,583           3,583
Bank charges                                          8,603           8,603
                                                 ----------       ----------
(D) Total Operating Expenses     (D)              1,444,687       1,444,687
                                                 ----------       ----------

(E) Profit/(Loss)from operations (E=C-D)         (1,013,517)     (1,013,517)
                                                 ----------       ----------
Other Income (Expenses)

    Interest Income                                   7,534           7,534
    Interest Expense                                      -               -
    Other Income (Expense)                             (100)           (100)
Extraordinary Items
                                                -----------       ----------
(F) Total Other Income/Expense &
       Extraordinary Items       (F)                 7,434             7,434
                                                ------------      ----------
(G) Income (Loss) Before Taxes   (G=E+F)         (1,006,083)      (1,006,083)

(H) Income Tax Expense           (H)                    -                -
                                                ------------     -----------
(I) Net Income (Loss)            (I=G-H)         (1,006,083)      (1,006,083)
                                                ============     ===========

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                         Monthly Operating Report
                Income Statement (Adjusted for Non-Recurring)

                       (Business Debtor, Accrual Basis)
        Calendar Month January 1 to January 31, 2002 (ACI, AI, BA, CSS)
               (All figures refer to post-petition transactions)


                                      Dec-01   (1)Non-recurring      Dec-01
                                     Actuals       Adjustments     Operations
                                  -------------   --------------- ------------

(A) Total Sales/Income  (A)         1,065,056        (20,000)      1,045,056

(B) Total Cost of Sales (B)           633,886                        633,886
                                 ---------------------------------------------
(C) Gross Profit        (C=A-B)       431,170        (20,000)        411,170
                                 ---------------------------------------------
Operating Expenses

Officer Salaries (Gross)             142,789                         142,789
Other Employee Salaries (Gross)      303,826                         303,826
Taxes (Payroll: Employer's Share)     20,943        17,932            86,697
Employee Benefits (Insurance,
 Pension Plan, etc. Employer's        71,765        17,932            86,697
    Share)

Advertising                              346                             346
Bad Debts                                  -                               -
Depreciation and Amortization        269,491                         269,491
Insurance (Other)                    143,033                         143,033
Outside Services & Contractors           670                             670
Professional Fees (Attorney,
                   Accountant)       250,243       (30,000)          220,243
Rent and leases                       57,138                          57,138
Repairs & Maintenance                141,326                         141,326
Supplies                               8,343                           8,343
Taxes and Other                        1,525                           1,525
Telephone                              7,712                           7,712
Travel                                 7,164                           7,164
Utilities                              6,187                           6,187
U.S. Trustee Quarterly Fee             3,583                           3,583
Bank charges                           8,603                           8,603
                                   -------------------------------------------
(D) Total Operating Expenses (D)   1,444,687       (12,068)        1,432,619
                                   -------------------------------------------
(E) Profit/(Loss)from
    operations (E=C-D)            (1,013,517)       (7,932)       (1,021,449)
                                   -------------------------------------------
Other Income (Expenses)

    Interest Income                    7,534                           7,534
    Interest Expense                       -                               -
    Other Income (Expense)              (100)                           (100)

Extraordinary Items
                                  --------------------------------------------
(F) Total Other Income/Expense
      & Extraordinary Items   (F)       7,434            -        (1,014,015)
                                  --------------------------------------------
(G) Income (Loss) Before
       Taxes   (G=E+F)             (1,006,083)       (7,932)      (1,014,015)

(H) Income Tax Expense  (H)                 -             -             -
                                  --------------------------------------------
(I) Net Income (Loss) (I=G-H)      (1,006,083)       (7,932)      (1,014,015)
                                  ============================================


Footnotes:
 (1) Non-recurring adjustment descriptions are listed on next page


NON-RECURRING ADJUSTMENTS
FOR THE MONTH OF JANUARY 2002
                                                                                    Better
        Adjustment Type                Description                                  (Worse)
        ---------------                -----------                                ----------


Revenues                          Sale of domain name                                 20,000

Employee Benefits                 Post-petition credits for health insurance premiums 17,932

Professional Fees                 Set-up fee for collection agency agreement         (30,000)
                                                                                   ----------
                                                                                       7,932



IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                              Balance Sheet
                           As of January 31, 2002


CURRENT ASSETS
  Cash                                             3,087,665
  Pre-Petition Accounts Receivable                     -
  Post-Petition Accounts receivable                1,639,556
  Other current assets                               742,455
                                                 ------------
      Total Current Assets                                        5,469,676

FIXED ASSETS
  Land
  Buildings
  Equipment, Furniture & Fixtures                  23,766,047
                                                 ------------
  Gross Fixed Assets                               23,766,047
     Less Accumulated Depreciation                ( 6,442,981)
                                                 ------------
     Total Fixed Assets                                          17,323,066

OTHER ASSETS
  Net Intangibles and Investments                     480,789
  Other Long-Term Assets                              694,659
                                                  -----------
      Total Other Assets                                           1,175,448
                                                                 -----------
TOTAL ASSETS                                                      23,968,190
                                                                 ===========

POST-PETITION LIABILITIES:
  Accounts Payable                                  1,424,992
  Accrued Salaries and Benefits                       690,884
  Rents and Leases Payable
  Taxes Payable
  Other liabilities
                                                   -----------
       Total Post-Petition Liabilities                             2,115,876

PRE-PETITION LIABILITIES:
  Priority Claims
  Secured Debts                                    17,056,411
  Unsecured Debts                                  93,878,885
  Accrued Dividends on Preferred Stock              2,928,865
                                                  -----------
       Total Pre-Petition Liabilities                            113,864,161

OTHER LIABILITIES
  Deferred Gain on Sale of Assets                     800,000
  Other Accrued Liabilities                         1,569,886
                                                  -----------
                 Total Accrued Liabilities                         2,369,886

OWNERS' EQUITY (Deficit):
        Preferred Stock                           188,076,592
        Treasury Stock                            (17,073,421)
        Common Stock                                  242,698
        Stock Warrants                             63,375,977
        Paid in Capital                           223,307,675
        Retained Earnings (Deficit)
          Pre-Petition                           (490,041,901)
          Post-Petition                           (61,269,353)
          Total Owners' Equity (Deficit)                         (94,381,733)
                                                                 ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        23,968,190
                                                                 ============

NOTE: All equity received by Ardent Communications, Inc. (parent) was transferred to the subsidiaries to fund operating losses and capital expenditures.
       Deferred gain represents contingent liability to Cisco Systems, Inc. for any patent claims related to the sale of the IPORT software in December 2000.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                          CASH RECONCILIATION REPORT
                       (Business Debtor, Accrual Basis)
       Current Month January 1 to January 31, 2002 (ACT, AI, BA, CSS)
      Year to Date January 1, 2002 to January 31, 2002 (ACI, AI, BA, CSS)
               (All figures refer to post-petition transactions)

                                                Current           YTD
                                                 Month           Totals
                                                -------          ------

(A)  Beginning Cash Balance     (A)           3,066,969        3,066,969

(B)  Net Income (Loss)          (B)          (1,006,083)      (1,006,083)

Add Expenses (Income) Not Affecting Cash:
     Depreciation                               269,491          269,491
     Bad Debt Expense                                 -                -
                                             ----------        ---------
(C)  Sub-Total                  (C)             269,491          269,491
                                             ----------        ---------
(D)  Cash from Operations       (D=B+C)        (736,592)        (736,592)
                                             ----------        ---------

Other Sources (Uses) of Cash:

Sources (Uses)
--------------
Decrease (Incr)- Accounts Receivable            688,427          688,427
Decrease (Incr)- Other Current Assets           171,433          171,433
Decrease (Incr)- Other Long-Term Assets          (2,764)          (2,764)
Decrease (Incr)- Equipment, Furniture &
                 Fixtures                        54,199           54,199
Increase (Decr)- Post-Petition Accounts
                 Payable                      1,239,237        1,239,237
Increase (Decr)- Pre-Petition and
                 Other Accrued Liabilities   (1,393,244)      (1,393,244)
(Less) Unrecorded bank service charges              -                -
                                              ---------         --------
(E)  Total Other Sources (Uses) of Cash (E)     757,288          757,288
                                              ---------        ---------
(F)  Ending Cash Balance          (F=A+D+E)   3,087,665        3,087,665
                                              =========        =========
(G)  Balance per Bank Statement   (G)         3,546,837
(H)     Less Outstanding Checks   (H)           459,172
(I)     Add Deposits in Transit   (I)               -
                                              ---------
(J)     Reconciled Bank Balance   (J=(G-H)+I) 3,087,665
                                              =========

Ending Cash Balance (F) and Reconciled Bank Balance (J) should equal.


Beginning Cash Checkbook Balance              3,066,969        3,066,969

Inflows                                       1,722,045        1,722,045

Release of PSI Escrow Funds                     235,639          235,639

Outflows                                     (1,936,988)      (1,936,988)
                                              ---------        ---------

Ending Cash Checkbook Balance                 3,087,665        3,087,665
                                              =========        =========

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085


                      CASH DISBURSEMENTS SUMMARY REPORT
              Calendar Month January 1 to January 31, 2002 (ACI)
               (All figures refer to post-petition transactions)


Total Disbursements from Operating Account              -
Total Disbursements from Payroll Account                -
Total Disbursements from Tax Escrow Account             -
Total Disbursements from any Other Account              -
                                                    ---------
Total Disbursements from all Accounts                   -
                                                    =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent, Inc. (AI)                  Case No.: 01-2086

                      CASH DISBURSEMENTS SUMMARY REPORT
         Calendar Month January 1 to January 31, 2002 (AI)
          (All figures refer to post-petition transactions)


Total Disbursements from Operating Account          1,301,473
Total Disbursements from Payroll Account              635,515
Total Disbursements from Tax Escrow Account             -
Total Disbursements from any Other Account              -
                                                    ---------
Total Disbursements from all Accounts               1,936,988
                                                    =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Business Anywhere USA, Inc. (BA)   Case No.: 01-2208


                      CASH DISBURSEMENTS SUMMARY REPORT
         Calendar Month January 1 to January 31, 2002 (BA)
           (All figures refer to post-petition transactions)


Total Disbursements from Operating Account              -
Total Disbursements from Payroll Account                -
Total Disbursements from Tax Escrow Account             -
Total Disbursements from any Other Account              -
                                                    ---------
Total Disbursements from all Accounts                   -
                                                    =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)  CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                      CASH DISBURSEMENTS SUMMARY REPORT
         Calendar Month January 1 to January 31, 2002 (CSS)
         (All figures refer to post-petition transactions)


Total Disbursements from Operating Account              -
Total Disbursements from Payroll Account                -
Total Disbursements from Tax Escrow Account             -
Total Disbursements from any Other Account              -
                                                    ---------
Total Disbursements from all Accounts                   -
                                                    =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                             ACCOUNTS RECEIVABLE
                            As of January 31, 2002
               (All figures refer to post-petition transactions)


   Creditor       Total     Date       Past Due     Past Due
                   Due    Incurred  (31-60 days) (Over 60 days)


TOTAL           $1,639,556  Various     574,500


NOTE: Details of Accounts Receivable available upon request.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                             ACCOUNTS PAYABLE
                        As of January 31, 2002
               (All figures refer to post-petition transactions)


   Creditor       Total     Date       Past Due     Past Due
                   Due    Incurred  (31-60 days) (Over 60 days)


TOTAL          1,424,992   Various    27,809       120,288


NOTE: Details of Accounts Payable available upon request.